SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    February 11, 2003

VERSATA, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-29757	68-0255203
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

300 Lakeside Drive, Suite 1500, Oakland, California 94612

(Address of principal executive office including zip code)

(510) 238-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

ITEM 4.    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)    Previous independent accountants

(i)    On February 11, 2003, Versata dismissed PricewaterhouseCoopers LLP, which had previously served as Versata’s independent accountants.

(ii)    The reports of PricewaterhouseCoopers LLP on the financial statements of the Company for the fiscal year ended October 31, 2002 and the ten-month period ended October 31, 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)    The change in independent accountants was recommended by Versata’s Audit Committee and approved by Versata’s Board of Directors.

(iv)    In connection with its audit for the fiscal year ended October 31, 2002 and ten-month period ended October 31, 2001 there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in their report on the financial statements for such years.

(v)    During the fiscal year ended October 31, 2002 and ten-month period ended October 31, 2001, there were no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(vi)    Versata provided PricewaterhouseCoopers LLP with a copy of the above statements and requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with such statements. A copy of such letter, dated February 13, 2003, is filed as Exhibit 16 to this Form 8-K.

(b)    New independent accountants

On February 11, 2003, Versata engaged Grant Thornton LLP as its new independent accountants. Such engagement was recommended by Versata’s Audit Committee and approved by our Board of Directors. During the two most recent fiscal years and through February 10, 2003, the Company has not consulted with Grant Thornton LLP regarding either:

(i)    the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Versata’s financial statements, and neither a written report was provided to Versata nor oral advice was provided that Grant Thornton LLP concluded was an important factor considered by Versata in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)    any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 5.    OTHER EVENTS

The Board of Directors have appointed William Smartt to Versata’s Board. Mr. Smartt has been nominated for the Class III Director with the term expiring at the annual meeting following the close of the 2004 fiscal year meeting of the Company.

From 1992 until September 2001, Mr. Smartt served as executive vice president, chief financial officer and chief administrative officer at DHL Airways, the US component of DHL Worldwide Express. From 1986 until 1990, Mr. Smartt served as CFO, treasurer, and senior vice president of finance and administration for Ingress Corporation, a relational data base software company. Mr. Smartt has over 35 years of industry experience and he holds a Bachelor of Science in Business Administration from the University of California, Berkeley

ITEM 7.    EXHIBITS

The following exhibits are filed as part of this report:

Exhibit Number	Description
16	Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSATA, INC.

Date: February 18, 2003	By:	/s/ JIM DOEHRMAN
Jim Doehrman Chief Financial Officer, Chief Operating Officer, Secretary and Executive Vice President

INDEX TO EXHIBITS

Exhibit Number	Description
16	Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant.